UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 9, 2012

RED HAT, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-33162	06-1364380
(State of other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1801 Varsity Drive, Raleigh, North Carolina 27606

(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code (919) 754-3700

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e) Amended and Restated 2004 Long-Term Incentive Plan

On August 9, 2011, the stockholders of Red Hat, Inc. (the “Company”) approved an amendment and restatement of the Company’s 2004 Long-Term Incentive Plan (the “Amended Plan”).

The following paragraphs provide a summary of the purpose and key provisions of the Amended Plan. The following summary is not a complete description of all the provisions of the Amended Plan and is qualified in its entirety by reference to the full text of the Amended Plan, a copy of which was previously filed as Appendix A to the Company’s proxy statement dated June 25, 2012.

Purpose

The Amended Plan allows the Company to provide directors, employees, consultants and advisors who are selected to receive awards under the Amended Plan the opportunity to acquire an equity interest in the Company. Red Hat’s Board of Directors (the “Board”) believes that equity incentives are a significant factor in attracting, retaining and motivating eligible persons whose present and potential contributions are important to the Company’s long-term success.

Key Provisions

The following is a summary of the key provisions of the Amended Plan:

Plan Termination Date:   August 7, 2022

Eligible Participants:       Directors, employees, consultants and advisors of the Company or an affiliate of the Company

Shares Authorized:

•	43,500,000 shares (including 22,500,000 previously authorized under the 2004 Long-Term Incentive Plan and 21,000,000 additional shares).

•

Full value awards deplete the share reserve available for future awards at a ratio of 1.7 shares for every share subject to such award; appreciation awards deplete the share reserve on a 1-for-1 basis. As a result of the fungible share counting provisions, the maximum number of shares that may be issued under the Amended Plan in the form of full value awards is approximately 12.3 million shares.

•	The maximum aggregate number of shares that may be issued under the Amended Plan subject to incentive stock options is 8,000,000 shares.

•

Subject to the discussion in the bullet immediately below, if any award granted under the Amended Plan or any Acquired Plan (as defined in the Amended Plan) expires or is terminated, surrendered or cancelled without having been fully exercised, is forfeited in whole or in part (including as a result of the Company’s contractual repurchase right), is settled in cash or otherwise results in any shares being forfeited or not being issued, the unused shares covered by such award are added back into the reserve of shares available for future awards under the Amended Plan.

•

Shares withheld or tendered in connection with the exercise of a full value award (but not an appreciation award) or to satisfy tax withholding obligations of a full value award (but not an appreciation award) may be added back into the share reserve.

Award Types:

•	Stock options, including incentive stock options

•	Stock appreciation rights (“SARs”)

•	Restricted stock awards (“RSAs”)

•	Restricted stock units (“RSUs”), including performance stock units and deferred stock units

•	Performance awards

•	Other stock-based awards

Award Limits Per Person Per Fiscal Year:

•	Stock Options/SARs: 2,000,000 shares

•	RSAs, RSUs, performance awards and/or other stock-based awards denominated in shares: 1,000,000 shares

•	Awards Valued Other Than With Reference to Our Common Stock: Value of $10,000,000

Vesting: Determined by the Compensation Committee in its discretion. Currently, stock options are granted with a four-year vesting schedule with awards vesting 25% after one year and quarterly thereafter. RSAs and RSUs are granted with a four year vesting schedule with awards vesting 25% annually

Repricing of stock options or SARs: Not permitted

Plan Benefits: As of February 29, 2012 over 4,500 persons would have been eligible to receive awards under the Amended Plan, including the Company’s executive officers and non-employee directors. Other than grants of awards to independent directors pursuant to our 2010 Non-Employee Director Compensation Plan or successor director compensation plans, the granting of future awards under the Amended Plan is discretionary, and the Company cannot now determine the number or type of awards to be granted in the future to any particular person or group.

Item 5.07.	Submission of Matters to a Vote of Security Holders

On August 9, 2012, the Company held its 2012 Annual Meeting of Stockholders (the “Annual Meeting”). Of the 192,898,144 shares of common stock outstanding as of June 15, 2012, the record date, 175,788,230 shares were represented at the Annual Meeting (in person or by proxy), constituting 91.13% of the outstanding shares entitled to vote.

At the Annual Meeting, stockholders of the Company (1) elected Marye Anne Fox and Donald H. Livingstone as directors of the Company, each to serve for a three-year term as a Class I director, (2) ratified the selection of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending February 28, 2013, (3) approved a non-binding advisory resolution relating to the Company’s executive compensation, (4) approved an amendment and restatement of the Company’s 2004 Long-Term Incentive Plan and (5) approved a stockholder proposal relating to declassification of the Company’s Board of Directors.

The final voting results are set forth below.

1.	The election of two members to the Board of Directors, each to serve for a three-year term as a Class I director:

Nominee	For	Against	Abstain	Broker Non-Votes
Marye Anne Fox	164,917,576	1,267,516	73,271	9,529,867
Donald H. Livingstone	165,054,497	1,129,354	74,512	9,529,867

2.	Ratification of the selection of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending February 28, 2013:

For	Against	Abstain	Broker Non-Votes
172,643,223	3,024,889	120,118	—

3.	Approval, on an advisory basis, of the following non-binding resolution relating to the Company’s executive compensation:

RESOLVED, that the compensation paid to the Company’s Named Officers, as disclosed in the Compensation Discussion and Analysis section, compensation tables and narrative discussion of the Proxy Statement for the 2012 Annual Meeting of Stockholders, is hereby APPROVED.

For	Against	Abstain	Broker Non-Votes
161,901,304	4,254,414	102,645	9,529,867

4.	Approval of an amendment and restatement of the Company’s 2004 Long-Term Incentive Plan:

For	Against	Abstain	Broker Non-Votes
155,098,551	11,066,774	93,038	9,529,867

5.	Approval of the following stockholder-proposed resolution:

PROPOSAL TO REPEAL CLASSIFIED BOARD

RESOLVED, that shareholders of Red Hat, Inc. urge the Board of Directors to take all necessary steps (other than any steps that must be taken by shareholders) to eliminate the classification of the Board of Directors and to require that all directors elected at or after the annual meeting held in 2013 be elected on an annual basis. Implementation of this proposal should not prevent any director elected prior to the annual meeting held in 2013 from completing the term for which such director was elected.

For	Against	Abstain	Broker Non-Votes
158,429,058	7,651,821	177,484	9,529,867

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 13, 2012	RED HAT, INC.

	By:	/s/ R. Brandon Asbill
Name: R. Brandon Asbill
Title: Assistant Secretary